SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported) :
                               September 30, 2003

                               Porta Systems Corp.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-8191

           Delaware                                      11-2203988
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)

6851 Jericho Turnpike, Syosset, New York                    11791
(Address of principal executive offices)                  (Zip Code)

                                  516-364-9300
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 12. Results of Operations and Financial Condition

On November 14, 2003, Porta Systems Corp. issued a press release reporting the results of operations for the third quarter and nine months of 2003. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                    Porta Systems Corp.

Date: November 18, 2003                         By: /s/Edward B. Kornfeld
                                                    ---------------------------
                                                    Edward B. Kornfeld
                                                    Senior Vice President
                                                    and Chief Financial Officer